WidePoint Reports Fourth Quarter and Full Year 2025 Financial Results

Fairfax, VA – March 25, 2026 – WidePoint Corporation (NYSE American: WYY), a federally certified provider of Trusted Mobility Management (TM2) solutions, reported results for the fourth quarter and full year ended December 31, 2025.

Fourth Quarter 2025 and Recent Operational Highlights:

- 34th consecutive quarter of positive Adjusted EBITDA
- 9th consecutive quarter of positive Free Cash Flow
- Awarded $1.3 million managed services contract with a leading bottler in the beverage industry
- Awarded $1.25 million task order under the Navy Spiral 4 Contract for the U.S. Army
- Secured estimated $40 million to $45 million SaaS contract to deliver FedRAMP-authorized ITMS platform for a major telecommunications carrier
- Awarded new CWMS 2.0 task order by U.S. Customs & Border Protection valued up to $27.5 million

Fourth Quarter 2025 Financial Highlights:

- Revenues were $42.3 million, an increase of $4.6 million from the same quarter last year
- Gross margin was 14%, and gross margin excluding carrier services revenue was 38%
- Net loss was $849,000 or a loss of $(0.09) per share
- Adjusted EBITDA[1], a non-GAAP financial measure, was $460,000, a 34% increase from Q3 2025
- Free cash flow[1], a non-GAAP financial measure, was $335,000, a 3% increase from Q3 2025
- As of December 31, 2025, unrestricted cash was $9.8 million with no bank debt
- As of December 31, 2025, contract backlog was approximately $223 million

Full Year 2025 Financial Highlights:

- Revenues were $150.5 million, an increase of $8.0 million from the same period last year
- Gross margin was 14%, and gross margin excluding carrier services revenue was 36%
- Net loss was $2.8 million or a loss of $(0.28) per share.
- Adjusted EBITDA[1], a non-GAAP financial measure, was $1.1 million
- Free cash flow[1], a non-GAAP financial measure, was $814,000

1 Free cash flow and Adjusted EBITDA are non-GAAP financial measures. See below for the definition of such measures and a reconciliation to GAAP.

Management Commentary

WidePoint CEO Jin Kang commented: "The deliberate steps we took to stabilize our cost structure while maintaining headcount and ongoing investments back into the business resulted in meaningful improvements across our second half results. Adjusted EBITDA and Free Cash Flow results grew over 190% and 325%, respectively, from the first half to the second half of 2025. We navigated the headwinds experienced early in the year efficiently, and with our strong pipeline, we believe WidePoint is well-positioned to deliver meaningful growth over the coming years.

"The pending CWMS 3.0 award remains top of mind for WidePoint and many of our stakeholders. The late 2025 government shutdown, the current partial DHS shutdown, funding disruptions, and recent DHS leadership changes have all contributed to delays in the award timeline. While these headwinds made inevitable delays, WidePoint continues to operate 'business-as-usual' while maintaining the same competitive advantages that other firms simply cannot match. DHS has submitted an extension period that provides flexibility through May 2026 under the CWMS 2.0 contract. We currently have an extension through April 24, 2026, with an option for an additional 1-month extension. With a limited contract ceiling remaining under this extension, we expect to receive an update from DHS in the coming months. Whether this update comes in the form of an official 3.0 award announcement or an additional extension under the 2.0, we believe we are well-positioned under either outcome. We remain confident in our competitive standing for the CWMS 3.0 recompete and firmly believe WidePoint is the most qualified partner for DHS.

"Beyond CWMS 3.0, advancing our margin-accretive contract pipeline remains a key focus for future quarters. We provided a glimpse into this pipeline last November with the announcement of our SaaS carrier contract with one of the 'big three' mobile carriers in the U.S. Implementation under this agreement is progressing as planned, and we remain on schedule to begin recognizing revenue in the second half of 2026, with a ramp-up period into 2027. Additionally, Devices as a Service (DaaS) continues to represent a compelling growth avenue as we engage with large enterprises, including Fortune 100 companies. We remain optimistic about momentum across many pending opportunities and are eager to showcase what our pipeline truly consists of.

"We have also begun proactively engaging with select existing clients to transition them toward an 'as-a-service' delivery model. Rather than waiting for new SaaS and DaaS awards, we believe it is important to actively transition these customers to the 'as a service model' to enhance revenue visibility. While closing opportunities with large enterprises can take time, we remain flexible in meeting client requirements while continuing to execute on our strategy. WidePoint's current scope of work provides a strong foundation for margin expansion. As we await decisions on pending opportunities that hold the potential to meaningfully enhance growth, we remain focused on delivering long-term growth and value for shareholders."

Fourth Quarter 2025 Financial Summary

(In millions except per share amounts)	THREE MONTHS ENDED DECEMBER 31, 2025		2024	
	(Unaudited)			
REVENUE	$	42.3	$	37.7
GROSS PROFIT		5.8		4.8
GROSS PROFIT %		14%		13%
OPERATING EXPENSES		6.6		5.1
LOSS FROMM OPERATIONS		(0.8)		(0.3)
LOSS PER SHARE, BASIC AND DILUTED	$	(0.09)	$	(0.04)
EBITDA		0.2		0.4
ADJUSTED EBITDA		0.5		0.6
FREE CASH FLOW		0.3		0.5

Full Year 2025 Financial Summary

(In millions except per share amounts)	YEARS ENDED DECEMBER 31, 2025		2024	
	(Unaudited)			
REVENUE	$	150.5	$	142.6
GROSS PROFIT		21.0		19.0
GROSS PROFIT %		14%		13%
OPERATING EXPENSES		23.8		20.9
LOSS FROMM OPERATIONS		(2.8)		(1.9)
LOSS PER SHARE, BASIC AND DILUTED	$	(0.28)	$	(0.21)
EBITDA		0.2		1.4
ADJUSTED EBITDA		1.1		2.6
FREE CASH FLOW		0.8		2.5

Conference Call

WidePoint's management will host the conference call today (March 25, 2026) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results.

U.S. dial-in number: 888-506-0062
International number: 973-528-0011
Access Code: 619990

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the company's website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through Wednesday, April 8, 2026.

Toll-free replay number: 877-481-4010
International replay number: 919-882-2331
Replay ID: 53688

About WidePoint
WidePoint Corporation (NYSE American: WYY) is a leading technology Managed Solution Provider (MSP) dedicated to securing and protecting the mobile workforce and enterprise landscape. WidePoint is recognized for pioneering technology solutions that include Identity & Access Management (IAM), Mobility Managed Services (MMS), Telecom Management, Information Technology as a Service, Cloud Security, and Analytics & Billing as a Service (ABaaS). To learn more, visit https://www.widepoint.com.

Non-GAAP Financial Measures

WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as EBITDA, Adjusted EBITDA, and Free cashflow, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP Net income to EBITDA and Adjusted EBITDA and Free cash flow is provided below:

	THREE MONTHS ENDED DECEMBER 31,		THE YEARS ENDED DECEMBER 31,	
	2025	2024	**2025**	2024
	(Unaudited)		*(Unaudited)*	
NET LOSS	**$ (849,400)**	$ (356,400)	**$ (2,751,100)**	$ (1,934,300)
Adjustments to reconcile net income to EBITDA:				
Depreciation and amortization	**1,007,800**	706,800	**3,093,400**	3,268,800
Income tax provision (benefit)	**109,700**	41,200	**97,700**	(3,800)
Interest income	**(106,900)**	(53,600)	**(333,100)**	(214,600)
Interest expense	**47,300**	58,800	**202,400**	242,800
EBITDA	**$ 208,500**	$ 396,800	**$ 309,300**	$ 1,358,900
Other adjustments to reconcile net (loss) income to Adjusted EBITDA:				
Loss on factoring of receivables	**-**	8,948	**-**	8,948
Stock-based compensation expense	**251,200**	224,900	**770,200**	1,211,200
Adjusted EBITDA	**$ 459,700**	$ 630,648	**$ 1,079,500**	$ 2,579,048
Capital expenditures	**(124,551)**	(37,236)	**(265,469)**	(117,938)
Free cash flow	**$ 335,149**	$ 593,412	**$ 814,031**	$ 2,461,110

WidePoint uses EBITDA, Adjusted EBITDA and Free cashflow as supplemental non-GAAP measures of performance. WidePoint defines EBITDA as net income excluding (i) interest expense, (ii) provision for or benefit from income taxes, (iii) depreciation and amortization, and (iv) Impairment charges. Adjusted EBITDA excludes certain amounts included in EBITDA such as stock-based compensation expense. WidePoint defined Free cashflow as Adjusted EBITDA less capital expenditures. Management believes that adjustments for certain non-cash or other items and the exclusion of certain pass-through revenue and expenses should enhance stockholders' ability to evaluate the Company's performance, as such measures provide additional insights into the factors and trends affecting its business. Therefore, the Company excludes these items from its GAAP financial measures to calculate these unaudited non-GAAP measures. These unaudited non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be considered in addition to, and not as a substitute for GAAP.

Safe Harbor Statement

This press release contains forward-looking statements concerning our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition that are subject to risks and uncertainties. All statements other than statements of historical fact included herein are forward-looking statements. You can identify these statements by words such as "aim," "anticipate," "assume," "believe," "could," "due," "estimate,"

"expect," "goal," "intend," "may," "objective," "plan," "potential," "positioned," "predict," "should," "target," "will," "would" and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management's beliefs and assumptions. These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, the impact of supply chain issues; our ability to successfully execute our strategy; our ability to sustain profitability and positive cash flows; our ability to access sufficient financing on acceptable terms given the tightening credit markets due to the current banking environment; our ability to gain market acceptance for our products; our ability to win new contracts, execute contract extensions and expand scope of services on existing contracts; our ability to compete with companies that have greater resources than us; our ability to penetrate the commercial sector to expand our business; our ability to identify potential acquisition targets and close such acquisitions; our ability to successfully integrate acquired businesses with our existing operations; our ability to maintain a sufficient level of inventory necessary to meet our customers demand due to supply shortage and pricing; our ability to retain key personnel; our ability to mitigate the impact of increases in interest rates; the impact of increasingly volatile public equity markets on our market capitalization; the impact and outcome of negotiations around the Federal debt ceiling; our ability to mitigate the impact of inflation; and the risk factors set forth in our Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 13, 2025.

The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

WidePoint Investor Relations:
Gateway Group, Inc.
Matt Glover or John Yi
949-574-3860
WWW@gateway-grp.com

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	DECEMBER 31, 2025	DECEMBER 31, 2024
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	**$ 9,818,503**	$ 6,775,139
Restricted cash	**2,647,990**	1,042,256
Accounts receivable, net of allowance for credit losses of $57,454 and $46,150, respectively	**15,002,571**	11,930,474
Unbilled accounts receivable	**33,548,228**	31,798,431
Other current assets	**5,196,613**	3,771,473
Total current assets	**66,213,905**	55,317,773
NONCURRENT ASSETS		
Property and equipment, net	**480,082**	544,723
Lease right of use asset	**3,904,479**	4,183,561
Intangible assets, net	**3,352,296**	5,063,795
Goodwill	**5,811,578**	5,811,578
Deferred tax assets, net	**1,123**	-
Other long-term assets	**48,822**	659,086
Total assets	**$ 79,812,285**	$ 71,580,516
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES		
Accounts payable	**$ 25,891,150**	$ 16,524,863
Accrued expenses	**31,159,173**	30,851,255
Current portion of deferred revenue	**6,114,402**	4,770,683
Current portion of lease liabilities	**751,233**	735,152
Total current liabilities	**63,915,958**	52,881,953
NONCURRENT LIABILITIES		
Lease liabilities, net of current portion	**3,930,495**	4,200,019
Deferred revenue, net of current portion	**435,151**	907,160
Deferred tax liabilities, net	**-**	11,415
Total liabilities	**68,281,604**	58,000,547
Commitments and contingencies (Note 18)	**-**	-
STOCKHOLDERS' EQUITY		
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 2,045,714 shares issued and none outstanding	**-**	-
Common stock, $0.001 par value; 30,000,000 shares authorized; 9,892,565 and 9,485,508 shares issued and outstanding, respectively	**9,894**	9,487
Additional paid-in capital	**103,733,790**	103,103,653
Accumulated other comprehensive loss	**(379,665)**	(450,945)
Accumulated deficit	**(91,833,338)**	(89,082,226)
Total stockholders' equity	**11,530,681**	13,579,969
Total liabilities and stockholders' equity	**$ 79,812,285**	$ 71,580,516

widepoint

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED DECEMBER 31,		YEARS ENDED DECEMBER 31,	
	2025	2024	2025	2024
	(Unaudited)			
REVENUES	$ 42,322,216	$ 37,703,266	$ 150,545,364	$ 142,571,749
COST OF REVENUES (including amortization and depreciation of $1,763,013 and $2,267,687, respectively)	36,485,351	32,950,340	129,537,424	123,567,344
GROSS PROFIT	5,836,865	4,752,926	21,007,940	19,004,405
OPERATING EXPENSES				
Sales and marketing	746,927	560,056	2,733,824	2,262,266
General and administrative expenses (including share-based compensation of $770,219 and $1,211,247, respectively)	5,241,572	4,277,156	19,728,425	17,621,388
Depreciation and amortization	647,713	232,507	1,330,431	1,001,133
Total operating expenses	6,636,212	5,069,719	23,792,680	20,884,787
LOSS FROM OPERATIONS	(799,347)	(316,793)	(2,784,740)	(1,880,382)
OTHER INCOME (EXPENSE)				
Interest income	106,854	53,554	333,063	214,587
Interest expense	(47,265)	(58,856)	(202,391)	(242,835)
Other income (expense), net	57	6,898	647	(29,408)
Total other income (expense), net	59,646	1,596	131,319	(57,656)
LOSS BEFORE INCOME TAX PROVISION (BENEFIT)	(739,701)	(315,197)	(2,653,421)	(1,938,038)
INCOME TAX PROVISION (BENEFIT)	109,704	41,209	97,691	(3,759)
NET LOSS	$ (849,405)	$ (356,406)	$ (2,751,112)	$ (1,934,279)
EARNINGS PER SHARE, BASIC AND DILUTED	$ (0.09)	$ (0.04)	$ (0.28)	$ (0.21)
WEIGHTED-AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	9,655,173	9,485,508	9,669,721	9,319,300
DILUTED EARNINGS PER SHARE	$ (0.09)	$ (0.04)	$ (0.28)	$ (0.21)
DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	9,655,173	9,485,508	9,669,721	9,319,300

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	YEARS ENDED DECEMBER 31,	
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES		
Net loss	$ (2,751,112)	$ (1,934,279)
Adjustments to reconcile net loss to net cash provided by		
(used in) operating activities:		
Deferred income tax expense (benefit)	6,450	(13,473)
Depreciation expense	1,353,060	1,016,925
Provision for credit losses	26,117	21,818
Amortization of intangibles	1,740,384	2,251,895
Share-based compensation expense	770,219	1,211,247
Non-cash lease expense	225,602	26,780
Chang in fair value of contingent consideration	-	(6,900)
Loss (gain) on disposal of fixed assets	8,161	(8,663)
Changes in assets and liabilities:		
Accounts receivable and unbilled receivables	(4,710,100)	(19,166,759)
Inventories	(368,275)	53,151
Other current assets	(1,056,038)	(2,745,818)
Other assets	161,041	(175,798)
Accounts payable and accrued expenses	9,605,504	18,544,582
Income tax payable	89,727	(43,946)
Deferred revenue and other liabilities	814,526	2,667,196
Other liabilities	(208,607)	(16,186)
Net cash provided by operating activities	5,706,659	1,681,772
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchases of property and equipment	(265,469)	(117,938)
Proceeds from beneficial interest in sold receivables	-	259,125
Net cash (used in) provided by investing activities	(265,469)	141,187
CASH FLOWS FROM FINANCING ACTIVITIES		
Advances on bank line of credit	2,800,000	5,600,000
Repayments of bank line of credit advances	(2,800,000)	(5,600,000)
Principal repayments under finance lease obligations	(580,233)	(636,455)
Withholding taxes paid on behalf of employees on net settled restricted stock awards	(130,745)	(258,382)
Issuance of common stock from cashless stock option exercises	(61,205)	-
Proceeds from exercise of stock options	52,275	-
Net cash used in financing activities	(719,908)	(894,837)
Net effect of exchange rate on cash	(72,184)	(31,887)
NET INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	4,649,098	896,235
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, beginning of period	7,817,395	6,921,160
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, end of period	$ 12,466,493	$ 7,817,395
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH CONSISTED OF THE FOLLOWING:		
Cash and cash equivalents	$ 9,818,503	$ 6,775,139
Restricted cash	2,647,990	1,042,256
	$ 12,466,493	$ 7,817,395